UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2006
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26407	85-0212139
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1 West Wetmore Road, Suite 203
Tucson, Arizona	85705
(Address of principal executive offices)	(Zip Code)

520-292-0266
Registrant's telephone number, including area code

____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
1.01	Entry Into a Material Definitive Agreement
2.03	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant
8.01	Other Events
9.01	Financial Statements and Exhibits

2.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01           Entry Into a Material Definitive Agreement

Amendment of Terms of Option With Respect to the Coyote Springs Property

On January 28, 2004, Nord Resources Corporation (“Nord”) acquired an exclusive option from Thornwell Rogers, South Branch Resources, LLC (“South Branch Resources”), and MRPGEO, LLC (“MRPGEO” and together with Mr. Rogers and South Branch Resources, in such capacity, the “Coyote Springs Owners”) to purchase the leasehold rights and mining claims located in the Safford mining district in Graham County, Arizona, described as “Coyote Springs,” consisting of two State of Arizona exploration leases and 52 unpatented mining claims. The agreement with respect to the Coyote Springs option dated January 28, 2004 (the “Coyote Springs Option Agreement”) provides that Nord may acquire the Coyote Springs project in exchange for: (i) the issuance of certain shares of Nord common stock, as described below, to the Coyote Springs Owners; (ii) at the election of the Coyote Springs Owners, the issuance of either 149,994 shares of common stock or $165,000 cash in the aggregate, to be paid in three annual installments of $50,010, $54,990 and $60,000 beginning in January 2006; (iii) the issuance of 99,999 stock options in each of January 2004, 2006 and 2008; and (iv) in January 2009, at the election of the Coyote Springs Owners, payment of $1,600,005 cash or the equivalent value in shares of common stock. The stock options are to have an exercise price 15% below the value of Nord’s common stock on the date of grant, must be immediately exercisable, and are to expire 36 months following their respective grant dates.

During 2004, Nord issued 199,998 shares of common stock valued at $80,000, paid $22,500 in cash, and granted options to purchase an additional 99,999 shares of common stock in conjunction with the Coyote Springs option.

During 2005, Nord issued an additional 86,538 shares of common stock valued at $22,500 in conjunction with the Coyote Springs option.

Pursuant to an amendment agreement dated January 27, 2006, the Coyote Springs Owners agreed to accept an aggregate of $21,000 in cash and an aggregate of 83,844 shares of common stock valued at $29,010, in satisfaction of the $50,010 payment due in 2006. Nord also issued 99,999 stock options to the Coyote Springs Owners.

The Coyote Springs option also provides for the payment of production royalties to the Coyote Springs Owners based on certain levels of copper sales, the payment of a 4% sales commission in the event Nord sells Coyote Springs, and meeting certain exploration and development expenditures relative to Coyote Springs totaling $1,250,000 during the term of the agreement.

Nord’s stock option agreements with each of the Coyote Springs Owners do not contain any provisions respecting the treatment of the options in the event of a merger or any other significant corporate transaction involving Nord.

Nord and each of the Coyote Springs Owners have entered into an Amendment Agreement dated October 17, 2006 that amends the terms of the Coyote Springs Option Agreement, as follows:

•

in the event of a merger (a “Qualifying Merger”) of Nord with or into another person, entity or corporation, each obligation of Nord to either issue Nord common stock or to make a payment to each of the Coyote Springs Owners in the amounts and at the times set forth in the Coyote Springs Option Agreement will be satisfied by the payment to each of the Coyote Springs Owners of the greater of: (a) the cash amount payable at such time under the Coyote Springs Option Agreement, and (b) the value of the number of “Substitute Shares” as shall be equal to the number of shares of Nord common stock issuable at such time under the Coyote Springs Option Agreement multiplied by the “Conversion Ratio”;

•	the foregoing payment will be made, at the election of the “Successor,” either in cash or by the issuance of the number of Substitute Shares as so calculated;

•

in the event of a Qualifying Merger, each obligation of Nord to issue Nord Options to each of the Coyote Springs Owners in the amounts and at the times set forth in the Coyote Springs Option Agreement will be satisfied, at the option of the Successor, by either: (a) issuing to each of the Coyote Springs Owners such number of “Substitute Options” as shall be equal to the number of Nord Options issuable at such time under the Coyote Springs Option Agreement multiplied by the Conversion Ratio, and (b) paying to each of the Coyote Springs Owners a cash amount equal to the value of such Substitute Options (calculated as the difference between the per share exercise price of the Substitute Options and the per share closing price of the Substitute Shares underlying the options);

•

the exercise price of each Substitute Option will be 15% below the market price of the Substitute Shares on the date of issuance of the Substitute Options, or such other exercise price as may be required by any laws, rules, regulations or plans governing the terms of issuance of the Substitute Options;

3.

•

“Conversion Ratio” means the ratio determined as follows: (i) the per share consideration received by the stockholders of Nord determined in accordance with a Merger Agreement, divided by (ii) the average of the closing price per share of the Substitute Shares on the primary trading market for such shares for the five trading days immediately preceding the date the Merger Agreement is signed;

•	“Merger Agreement” means a definitive agreement setting forth the terms and conditions of a Qualifying Merger;

•

“Related Entity” means any parent, ultimate parent, or subsidiary of the Successor and includes any business, corporation, partnership, limited liability company or other entity in which the Successor holds a greater than fifty percent ownership interest, directly or indirectly;

•	“Substitute Options” means options to purchase Substitute Shares at the exercise price calculated in accordance with the Amendment Agreement;

•

“Substitute Shares” means shares of common stock in the Successor or a Related Entity; provided that if the shares of common stock in any of the Successor or a Related Entity are publicly traded or quoted, the Substitute Shares shall be the publicly traded or quoted shares in such entity; and

•	“Successor” means the surviving or successor corporation upon completion of a Qualifying Merger.

Amendment of Terms of Option With Respect to the Mimbres Property

In June 2004, Nord acquired an exclusive option from Thornwell Rogers, South Branch Resources and MRPGEO (collectively, in such capacity, the “Mimbres Owners”) to purchase the leasehold rights and mining claims for a porphyry copper exploration target known as the Mimbres property, located near Silver City, New Mexico. The Mimbres property consists of eight New Mexico State mineral leases and 45 unpatented mining claims.

The Mimbres option provides for Nord to issue 300,000 shares of common stock, options to purchase 150,000 shares of common stock and $6,000 cash on the “option effective date” of the agreement, which was originally defined as the later of the date that Nord acquires the State of New Mexico mineral exploration leases and the date Nord signs a lease agreement for certain private land known as the Miller Ranch. By an amendment agreement dated January 27, 2006, Nord and the Mimbres Owners agreed to amend the definition of the option effective date to mean the date on which Nord successfully closes a debt or equity financing or a combination of both debt and equity financing in the amount of US$25,000,000 or more. Nord has not yet issued any common stock or stock options as the option effective date had not been established. Nord is under no obligation to issue any shares or stock options until such time as the option effective date has been established.

The Mimbres Option Agreement provided for the following, subject to the occurrence of the option effective date: (i) the issuance of 105,000 shares of common stock annually for four years; (ii) the issuance of options to purchase 120,000, 90,000 and 60,000 shares of common stock at the end of year one, two and three, respectively; and (iii) at the election of the Mimbres Owners, payment of $2,400,000 cash or the equivalent value in shares of common stock on the five-year anniversary of the option effective date. Nord is also obligated to pay production royalties based on certain levels of copper sales, the payment of a 4% sales commission in the event Nord sells Mimbres, and meeting certain exploration and development expenditures relative to Mimbres totaling $1,400,000 during the term of the agreement.

4.

The stock options relative to the Mimbres option were to be issued at an exercise price that is 15% below the value of Nord’s common stock on the date of grant, were to be immediately exercisable, and were to expire 36 months following their respective grant dates. The Mimbres option expires in June 2009 and may be terminated by Nord upon giving 90 days written notice.

Nord and each of the Mimbres Owners have entered into an Amendment Agreement dated October 17, 2006 that amends the terms of the Mimbres Option Agreement in the same manner as the amendments to the Coyote Springs Option Agreement, as follows:

•

in the event of a Qualifying Merger, each obligation of Nord to either issue Nord common stock or to make a payment to each of the Mimbres Owners in the amounts and at the times set forth in the Mimbres Option Agreement will be satisfied by the payment to each of the Coyote Springs Owners of the greater of: (a) the cash amount payable at such time under the Mimbres Option Agreement, and (b) the value of the number of “Substitute Shares” as shall be equal to the number of shares of Nord common stock issuable at such time under the Mimbres Option Agreement multiplied by the “Conversion Ratio”;

•	the foregoing payment will be made, at the election of the “Successor,” either in cash or by the issuance of the number of Substitute Shares as so calculated;

•

in the event of a Qualifying Merger, each obligation of Nord to issue Nord Options to each of the Mimbres Owners in the amounts and at the times set forth in the Mimbres Option Agreement will be satisfied, at the option of the Successor, by either: (a) issuing to each of the Mimbres Owners such number of “Substitute Options” as shall be equal to the number of Nord Options issuable at such time under the Mimbres Option Agreement multiplied by the Conversion Ratio, and (b) paying to each of the Mimbres Owners a cash amount equal to the value of such Substitute Options (calculated as the difference between the per share exercise price of the Substitute Options and the per share closing price of the Substitute Shares underlying the options);

•

the exercise price of each Substitute Option will be 15% below the market price of the Substitute Shares on the date of issuance of the Substitute Options, or such other exercise price as may be required by any laws, rules, regulations or plans governing the terms of issuance of the Substitute Options;

•

“Qualifying Merger,” “Conversion Ratio,” “Merger Agreement,” “Related Entity,” “Substitute Options,” “Substitute Shares,” and “Successor” have the same respective meanings which are described above in relation to the Amendment Agreement in respect of the Coyote Springs Option Agreement.

Settlement Agreement with TMD Acquisition Corporation

Nord Resources Corporation (the “Corporation”) has entered into a settlement agreement (the “Settlement Agreement”) dated for reference October 18, 2006 with TMD Acquisition Corporation (“TMD Acquisition”) to settle certain outstanding matters arising in connection with the transactions and circumstances described below. The principals of TMD Acquisition are Ronald Hirsch and Stephen Seymour. Mr. Hirsch serves as Nord’s Chairman of the Board of Directors, and Mr. Seymour is a director.

5.

Zinc Assets

In May 2004, Nord commenced pursuing an opportunity (the “Zinc Opportunity”) to acquire assets comprising ASARCO Inc.’s (“ASARCO”) Tennessee Mines Division zinc business (the “Zinc Assets”). As a result of Nord’s development efforts, ASARCO selected Nord as the primary candidate with whom ASARCO would negotiate the sale and purchase of the Zinc Assets. However, in October 2004, Nord entered into a secured bridge loan agreement with Regiment Capital III, L.P. (“Regiment Capital”), the terms of which prevented Nord from making an investment in, or undertaking any business with respect to, the Zinc Assets without the prior written consent of Regiment Capital.

Regiment Capital informed Nord that it would not consent to the direct acquisition of the Zinc Assets by Nord. As a result, Mr. Hirsch and Mr. Seymour agreed to assist Nord in preserving the Zinc Opportunity, and entered into an Agreement of Assignment and Assumption dated October 14, 2004 pursuant to which they obtained the right to acquire the Zinc Assets. They subsequently assigned this right to TMD Acquisition, a private corporation formed by Mr. Hirsch and Mr. Seymour to facilitate an asset purchase agreement dated March 21, 2005 (the “Acquisition Agreement”) with ASARCO.

On August 2, 2005, ASARCO purported to terminate the Acquisition Agreement and subsequently filed for relief under Chapter 11 of the United States Bankruptcy Code. TMD Acquisition has disputed ASARCO’s position that the Acquisition Agreement has been terminated, but was advised in May 2006 that the Zinc Assets have been sold at auction.

In order to permit Nord to preserve any right of action (the “ASARCO Claim”) that Nord may have against ASARCO and ASARCO’s trustee in bankruptcy, Nord and TMD Acquisition have entered into a settlement agreement dated October 18, 2006 (the “TMD Settlement Agreement”) pursuant to which Nord has taken an assignment of the Acquisition Agreement. Nord has also agreed to reimburse certain of the expenses incurred by TMD Acquisition in the preservation of the Zinc Opportunity, in the aggregate amount of $365,000 (the “TMD Expenses”), and to assume certain accounts payable in the aggregate amount of $101,442 which TMD Acquisition incurred in the preservation of the Zinc Opportunity.

The TMD Settlement Agreement provides that Nord will reimburse the TMD Expenses upon the earlier of:

(a)	December 22, 2006, and

(b)	the closing date of

	(i)	a registered equity offering and/or a debt project financing in which Nord raises not less than the aggregate amount of $25,000,000, or

	(ii)	a significant corporate transaction in which

		(A)	any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of 51% or more of the outstanding shares of common stock of Nord, or

		(B)	there is a sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of assets of Nord valued at

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$12,000,000 or greater, or of all or substantially all of the assets of Nord.

If Nord receives any cash payment in full or partial settlement of the ASARCO Claim, Nord is required to first remit such portion of the cash payment to TMD Acquisition as will be required to fully pay the outstanding balance of the TMD Expenses.

Nord has advanced to TMD Acquisition the aggregate amount of $50,000 (evidenced by demand promissory notes dated February 27, 2006 and May 8, 2006, respectively, each in the principal amount of $25,000) to cover certain expenses that TMD Acquisition has incurred in preserving the Zinc Opportunity. The loan is payable to Nord on demand and is to be set-off against the TMD Expenses to be reimbursed to TMD Acquisition under the TMD Settlement Agreement.

Amendment of Executive Employment Agreements

Ronald Hirsch

On January 2, 2004, Nord entered into an Executive Employment Agreement with Ronald Hirsch to serve as CEO. The Executive Employment Agreement provides, among other things, that, absent a change in control, if Nord terminates Mr. Hirsch for any reason not for cause (other than due to death or disability), Nord must pay to Mr. Hirsch (i) accrued unpaid salary, bonuses and expenses, if any, (ii) his base salary of $200,000 per annum for the greater of the remaining term and 12 months, and (iii) his health insurance premiums until the earlier of the expiration of 12 months and the date he is eligible for similar health benefits with another employer. Following a change in control, in the event Nord terminates Mr. Hirsch for any reason other than for death/disability or cause, Nord is required to pay Mr. Hirsch all accrued unpaid salary, bonuses, and expenses, a lump sum equal to three times his base salary. Nord is also required to pay for his health, medical, and disability insurance premiums for 18 months. Mr. Hirsch may also elect to terminate his employment following a change of control and receive these payments.

On February 15, 2006, Nord and Mr. Hirsch entered into a waiver and amendment agreement (the “Waiver and Amendment Agreement”) in respect of the Executive Employment Agreement in connection with Nicholas Tintor’s appointment as President and Chief Executive Officer. Mr. Hirsch resigned as Chief Executive Officer but retained the right to continue to serve as Chairman of Nord’s Board of Directors for a period of two years (the "Extension Period") after Nord has received funding of at least $25,000,000.

The Waiver and Amendment Agreement provided that Mr. Hirsch would receive the compensation set forth in his original Executive Employment Agreement (of $200,000 per annum) until that date that is six months after Nord receives such funding, and thereafter at the rate of $100,000 annually. Any accrued and unpaid salary owing to Mr. Hirsch to and including the date that Nord received funding of at least $25,000,000 was to be paid, following the funding, as to 50% in cash and 50% in fully-paid and non-assessable shares of our common stock with a deemed issue price per share equal to 75% of the price at which any of our shares are sold to complete such funding.

Nord acknowledged, and the Waiver and Amendment Agreement provided, that Mr. Hirsch had the right: (a) in the event of termination following a change in control, to receive from Nord (i) the balance accrued and owing under his amended Executive Employment Agreement and (ii) in a lump sum, the balance of the aggregate salary that Mr. Hirsch would otherwise have been entitled to receive between the date of such termination and the end of the Extension Period; and (b) in the event of a termination of the Executive Employment Agreement for any reason

7.

other than by the company for cause (as defined in the Executive Employment Agreement), Mr. Hirsch’s breach or his death, to continue to receive from Nord health insurance benefits at the then current level until Mr. Hirsch reached the age of 65.

The Waiver and Amendement Agreement additionally provided that if Nord had not received funding of at least $25,000,000 on or before August 31, 2006, Mr. Hirsch would be appointed as President and Chief Executive Officer with an annual salary of $200,000, on the understanding that Mr. Tintor was to have voluntarily resigned from such positions at that time. Nord has not received at least $25,000,000 in funding, and Mr. Tintor resigned as Nord’s President and Chief Executive Officer effective August 21, 2006. Mr. Erland Anderson was appointed as Nord’s interim President and Chief Executive Officer at that time.

Effective October 18, 2006, Nord entered into an Amended and Restated Waiver Agreement And Amendment Of Employment Agreement with Mr. Hirsch which supersedes and replaces the Waiver and Amendment Agreement. Its provisions include the following:

•

Nord is required to pay to Mr. Hirsch all of his accrued consulting fees for services provided by Mr. Hirsch to Nord between May 1, 2001 and October 19, 2003 (totaling $295,0000), and all of his accrued and unpaid salary (totaling $550,000 as of September 30, 2006), on the earlier of the closing date of: (a) a registered equity offering and/or a debt project financing in which we raise not less than the aggregate of $25,000,000; or (b) a “Significant Transaction,” which is defined to mean a significant transaction in which (i) any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, or (ii) there is a sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of Nord or of assets of Nord valued at $12,000,000 or greater.

•

In the event that Nord completes a registered equity offering and/or a debt project financing in which it raises not less than the aggregate of $25,000,000, Nord would be required to pay Mr. Hirsch’s accrued salary and accrued consulting fees as follows: (a) as to 50% in cash; and (b) as to 50% in fully-paid and non-assessable shares of common stock of Nord. The common stock will have a deemed issue price per share equal to 75% of the price at which one share of common stock is sold pursuant to the registered equity offering, or, if the funding is achieved in a financing transaction that does not include a registered equity offering, the average closing market price of Nord’s common stock for the 20 days immediately preceding the closing date of the financing transaction.

•	In the event of a Significant Transaction, Nord must pay the accrued salary and the accrued consulting fees in cash on the closing date of the Significant Transaction.

•

The foregoing provisions of the Amended and Restated Waiver Agreement And Amendment Of Employment will automatically terminate on February 15, 2007, and the accrued salary and accrued consulting fees will continue to be an amount payable by Nord to Mr. Hirsch on demand, if Nord has neither raised at least $25,000,000 in financing nor completed a Significant Transaction by that time; provided, however, that if Nord has entered into a letter of intent, a memorandum of understanding (whether binding or not) or an agreement with respect to a Significant Transaction no later than February 15, 2007, such provisions will continue in full force and effect unless and until the letter of intent, memorandum of understanding or agreement is terminated or otherwise lapses without the consummation of a Significant Transaction.

8.

Mr. Hirsch’s base salary in his capacity as Chairman from February 15, 2006, to February 15, 2007 will continue to be $200,000 per annum and thereafter will be reduced $100,000 per annum.

Notwithstanding Mr. Hirsch’s retirement, resignation or termination for any reason other than for Cause (as defined in the Executive Employment Agreement) or as a result of a Significant Transaction in which any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares Nord, Nord shall continue to provide health insurance benefits to Mr. Hirsch until he reaches the age of 65.

If a Significant Transaction does not occur by February 15, 2007, Mr. Hirsch has the right, subject to the approval of Nord’s board of directors, to be appointed the President and Chief Executive Officer on the terms and subject to payment of an annual salary to be agreed between Nord and Mr. Hirsch; provided, however, that if Nord will have entered into a letter of intent, a memorandum of understanding (whether binding or not) or an agreement with respect to a Significant Transaction by February 15, 2007, then Mr. Hirsch’s right to be appointed as President and Chief Executive Officer will not vest unless and until such letter of intent, memorandum of understanding or agreement is terminated or otherwise lapses without the consummation of a Significant Transaction.

If Nord enters into an agreement with respect to a Significant Transaction in which any person, together with all affiliates and associates of such person, shall become the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, Mr. Hirsch will voluntarily resign as Chairman or, if applicable, as the President and Chief Executive Officer, effective immediately prior to the completion of the Significant Transaction.

In the event that Mr. Hirsch ceases to be employed by Nord (other than by way of termination for Cause) in connection with the completion of a Significant Transaction other than one in which any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, Nord shall provide to Mr.

Hirsch the payments and benefits set forth in the following sections of the Executive Employment Agreement, subject to execution and delivery by Mr. Hirsch to Nord of a mutual and general release of claims:

(a)	Section 7(g)(i)(A), which requires Nord to pay the Accrued Obligations (as defined in the Executive Employment Agreement) in a lump sum within sixty (60) days following termination of employment,

(b)

Section 7(g)(i)(B), which contemplates the payment to Mr. Hirsch of an amount equal to three times the Mr. Hirsch’s Base Salary (as defined in the Executive Employment Agreement), payable in a lump sum within sixty (60) days following termination of employment,

(c)

Section 7(g)(i)(C), which provides that if Nord elects continuation of coverage of medical and dental benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, Nord will pay 100% of such premiums for the first 18 months of coverage, and

(d)	Section 7(g)(i) (D), which contemplates payment of premiums necessary for continuation of any Supplemental Disability Policy (as defined in the Executive

9.

Employment Agreement) or, at the election of Nord, a lump sum amount equal to the aggregate premiums to be paid thereon, in either case for a period of 18 months following the effective date of termination;

provided, however, that in lieu of the payments and benefits set forth in sections 7(g)(i)(C) and Section 7(g)(i)(D) of the Executive Employment Agreement, and in full payment and satisfaction Nord’s obligations to Mr. Hirsch in respect thereof, Nord may in its sole discretion elect to pay to Mr. Hirsch the sum of $9,000 in cash no later than the closing date of the Significant Transaction.

•

In the event of the completion of a Significant Transaction in which any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, Mr. Hirsch will not be entitled to receive the compensation contemplated by Section 7(g)(i)(B) of the Executive Employment Agreement, but Mr. Hirsch will be entitled to receive the payments and benefits set out in the following sections of the Employment Agreement: Section 7(g)(i)(A), Section 7(g)(i)(C), and Section 7(g)(i) (D); provided, however, that in lieu of the payments and benefits set forth in sections 7(g)(i)(C) and Section 7(g)(i)(D) of the Executive Employment Agreement, and in full payment and satisfaction Nord’s obligations to Mr. Hirsch in respect thereof, Nord may in its sole discretion elect to pay to Mr. Hirsch the sum of $9,000 in cash no later than the closing date of the Significant Transaction.

Erland A. Anderson

On January 2, 2004, Nord entered into an Executive Employment Agreement with Erland A. Anderson to serve as President. Absent a change in control, if Nord terminates Mr. Anderson for any reason not for cause (other than due to death or disability), Nord must pay to Mr. Anderson (i) accrued unpaid salary, bonuses and expenses, if any, (ii) his base salary for the greater of the remaining term and 12 months, and (iii) his health insurance premiums until the earlier of the expiration of 12 months and the date he is eligible for similar health benefits with another employer. Following a change in control, in the event Nord terminates Mr. Anderson for any reason other than for death/disability or cause, Nord is required to pay Mr. Anderson all accrued unpaid salary, bonuses, and expenses, and a lump sum equal to three times his base salary. In addition, Nord would be required to pay for his health, dental, and disability insurance premiums for 18 months. Mr. Anderson may also elect to terminate his employment following a change of control and receive these payments.

Effective February 15, 2006, Mr. Anderson resigned as President and was appointed as Executive Vice President and Chief Operating Officer. On February 15, 2006, Nord entered into a waiver and amendment agreement (the “Waiver and Amendment Agreement”) in respect of the Executive Employment Agreement with Mr. Anderson to revise the Executive Employment Agreement in light of Mr. Anderson’s new appointments and to confirm the waiver of any rights that he may have had under such Agreement in respect of Nicholas Tintor’s appointment as President and the changes to the composition of the Board of Directors.

In light of Mr. Tintor’s resignation as an officer of our company, Mr. Anderson has been appointed as Nord’s President and Chief Executive Officer on an interim basis. Effective October 18, 2006, Nord entered into an Amended and Restated Waiver Agreement And Amendment Of Employment Agreement with Mr. Anderson which supersedes and replaces the Waiver and Amendment. Its provisions include the following:

10.

•

An amendment to section 3(a) of the Executive Employment Agreement such that it now provides that Mr. Anderson shall serve as the President and Chief Executive Officer; provided, however, that Mr. Anderson will resign as President and Chief Executive Officer and assume the office of Chief Operating Officer in the event that Mr. Hirsch exercises the rights that he holds to be appointed at the President and Chief Executive Officer subject to the approval of the Board of Directors.

•

Nord is required to pay to Mr. Anderson all of his accrued and unpaid salary (totaling $367,833 as of September 30, 2006), on the earlier of the closing date of: (a) a registered equity offering and/or a debt project financing in which we raise not less than the aggregate of $25,000,000; or (b) a “Significant Transaction,” which is defined to mean a significant transaction in which (i) any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, or (ii) there is a sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of Nord or of assets of Nord valued at $12,000,000 or greater.

•

In the event that Nord completes a registered equity offering and/or a debt project financing in which it raises not less than the aggregate of $25,000,000, Nord would be required to pay Mr. Anderson’s accrued salary as follows: (a) as to 50% in cash; and (b) as to 50% in fully-paid and non-assessable shares of common stock of Nord. The common stock will have a deemed issue price per share equal to 75% of the price at which one share of common stock is sold pursuant to the registered equity offering, or, if the funding is achieved in a financing transaction that does not include a registered equity offering, the average closing market price of Nord’s common stock for the 20 days immediately preceding the closing date of the financing transaction.

•	In the event of a Significant Transaction, Nord must pay the accrued salary in cash on the closing date of the Significant Transaction.

•

The foregoing provisions of the Amended and Restated Waiver Agreement And Amendment Of Employment will automatically terminate on February 15, 2007, and the accrued salary will continue to be an amount payable by Nord to Mr. Anderson on demand, if Nord has neither raised at least $25,000,000 in financing nor completed a Significant Transaction by that time; provided, however, that if Nord has entered into a letter of intent, a memorandum of understanding (whether binding or not) or an agreement with respect to a Significant Transaction no later than February 15, 2007, such provisions will continue in full force and effect unless and until the letter of intent, memorandum of understanding or agreement is terminated or otherwise lapses without the consummation of a Significant Transaction.

•

If Nord enters into an agreement with respect to a Significant Transaction in which any person, together with all affiliates and associates of such person, shall become the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, Mr. Anderson will voluntarily resign as the President and Chief Executive Officer, or, if applicable, as the Chief Operating Officer, effective immediately prior to the completion of the Significant Transaction.

•

In the event that Mr. Anderson ceases to be employed by Nord (other than by way of termination for Cause) in connection with the completion of a Significant Transaction other than one in which any person, together with all affiliates and associates of such

11.

person, becomes the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, Nord shall provide to the Executive the payments and benefits set forth in the following sections of the Executive Employment Agreement, subject to execution and delivery by Mr. Anderson to Nord of a mutual and general release of claims:

	(a)	Section 7(g)(i)(A), which requires Nord to pay the Accrued Obligations (as defined in the Executive Employment Agreement) in a lump sum within sixty (60) days following termination of employment,

(b)

Section 7(g)(i)(B), which contemplates the payment to Mr. Anderson of an amount equal to three times the Mr. Anderson’s Base Salary (as defined in the Executive Employment Agreement), payable in a lump sum within sixty (60) days following termination of employment,

(c)

Section 7(g)(i)(C), which provides that if Nord elects continuation of coverage of medical and dental benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, Nord will pay 100% of such premiums for the first 18 months of coverage, and

(d)

Section 7(g)(i) (D), which contemplates payment of premiums necessary for continuation of any Supplemental Disability Policy (as defined in the Executive Employment Agreement) or, at the election of Nord, a lump sum amount equal to the aggregate premiums to be paid thereon, in either case for a period of 18 months following the effective date of termination.

provided, however, that in lieu of the payments and benefits set forth in sections 7(g)(i)(C) and Section 7(g)(i)(D) of the Executive Employment Agreement, and in full payment and satisfaction Nord’s obligations to Mr. Anderson in respect thereof, Nord may in its sole discretion elect to pay to Mr. Anderson the sum of $24,000 in cash no later than the closing date of the Significant Transaction.

•

In the event of the completion of a Significant Transaction in which any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, Mr. Anderson will not be entitled to receive the compensation contemplated by Section 7(g)(i)(B) of the Executive Employment Agreement, but Mr. Anderson will be entitled to receive $150,000 and the payments and benefits set out in the following sections of the Employment Agreement: Section 7(g)(i)(A), Section 7(g)(i)(C), and Section 7(g)(i) (D); provided, however, that in lieu of the payments and benefits set forth in sections 7(g)(i)(C) and Section 7(g)(i)(D) of the Executive Employment Agreement, and in full payment and satisfaction Nord’s obligations to Mr. Anderson in respect thereof, Nord may in its sole discretion elect to pay to Mr. Anderson the sum of $24,000 in cash no later than the closing date of the Significant Transaction.

John T. Perry

On April 18, 2005, Nord entered into a formal employment agreement with Mr. Perry to serve as Senior Vice President and Chief Financial Officer. Mr. Perry’s base salary under the agreement is $175,000 annually, although Mr. Perry has agreed to accept 20,000 shares of common stock per month, in lieu of cash salary, until Nord has received funding of at least $10,000,000. Absent a change in control, if Nord terminates Mr. Perry for any reason not for cause, it must pay Mr. Perry’s salary and health and dental insurance premiums for the greater of the remainder of the term or 12 months. Following a change in control, in the event Nord

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terminates Mr. Perry for any reason other than for death/disability or cause, Nord is required to pay Mr. Perry all accrued unpaid salary, bonuses, expenses, a lump sum equal to three times his base salary. Nord is also required to pay for his health, dental, and disability insurance premiums for 18 months. Mr. Perry may also elect to terminate his employment following a change of control and receive these payments.

Effective October 18, 2006, Nord entered into an Amendment Of Employment Agreement with Mr. Perry. Its provisions include the following:

If Nord enters into an agreement with respect to a Significant Transaction in which any person, together with all affiliates and associates of such person, shall become the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, Mr. Perry will voluntarily resign as Senior Vice President and Chief Financial Officer, effective immediately prior to the completion of the Significant Transaction.

“Significant Transaction” is defined to mean a significant transaction in which (i) any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, or (ii) there is a sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of Nord or of assets of Nord valued at $12,000,000 or greater.

In the event that Mr. Perry ceases to be employed by Nord (other than by way of termination for Cause) in connection with a Significant Transaction other than one in which any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, Nord shall provide to the Executive the payments and benefits set forth in the following sections of the Executive Employment Agreement, subject to execution and delivery by Mr. Perry to Nord of a mutual and general release of claims:

(a)	Section 7(g)(i)(A), which requires Nord to pay the Accrued Obligations (as defined in the Executive Employment Agreement) in a lump sum within sixty (60) days following termination of employment,

(b)

Section 7(g)(i)(B), which contemplates the payment to Mr. Perry of an amount equal to three times the Mr. Perry’s Base Salary (as defined in the Executive Employment Agreement), payable in a lump sum within sixty (60) days following termination of employment,

(c)

Section 7(g)(i)(C), which provides that if Nord elects continuation of coverage of medical and dental benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, Nord will pay 100% of such premiums for the first 18 months of coverage, and

(d)

Section 7(g)(i) (D), which contemplates payment of premiums necessary for continuation of any Supplemental Disability Policy (as defined in the Executive Employment Agreement) or, at the election of Nord, a lump sum amount equal to the aggregate premiums to be paid thereon, in either case for a period of 18 months following the effective date of termination;

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provided, however, that in lieu of the payments and benefits set forth in sections 7(g)(i)(C) and Section 7(g)(i)(D) of the Executive Employment Agreement, and in full payment and satisfaction Nord’s obligations to Mr. Perry in respect thereof, Nord may in its sole discretion elect to pay to Mr. Perry a lump sum in cash equal to the aggregate of the premiums that would have been payable during the 18 months following the closing date of the Significant Transaction on the assumption that the premiums would be assessed and charged during that period at the same respective rates in force on the date of such payment.

•

In the event of the completion of a Significant Transaction in which any person, together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of securities of Nord representing 51% or more of the common shares of Nord, Mr. Perry will not be entitled to receive the compensation contemplated by Section 7(g)(i)(B) of the Executive Employment Agreement, but Mr. Perry will be entitled to receive $225,000 and the payments and benefits set out in the following sections of the Employment Agreement: Section 7(g)(i)(A), Section 7(g)(i)(C), and Section 7(g)(i) (D); provided, however, that in lieu of the payments and benefits set forth in sections 7(g)(i)(C) and Section 7(g)(i)(D) of the Executive Employment Agreement, and in full payment and satisfaction Nord’s obligations to Mr. Perry in respect thereof, Nord may in its sole discretion elect to pay to Mr. Perry a lump sum in cash equal to the aggregate of the premiums that would have been payable during the 18 months following the closing date of the Significant Transaction on the assumption that the premiums would be assessed and charged during that period at the same respective rates in force on the date of such payment.

Indemnification Agreements with Respect to Lost Stock Certificates

Stephen Seymour, in his personal capacity, and Stephen Seymour, Kathie Stevens and Louise Seymour, in their respective capacities as the trustees (collectively, the “Trustees”) of a private trust constituted on July 27, 1982 (the “Trust”), have agreed to indemnify Nord in connection with an indemnity that Nord’s board of directors has resolved to provide to American Stock Transfer and Trust Company (“AST”), the registrar and transfer agent of Nord’s common stock, in the following circumstances:

(a)

Mr. Seymour, a director and significant stockholder of Nord, owns 320,000 shares of Nord common stock, as joint tenant with his wife, Sharon Seymour, which shares are represented by Stock Certificate number NU53516 (“NU53516”);

(b)	AST allegedly issued NU53516 to Mr. and Mrs. Seymour, but they never received the original certificate;

(c)

AST issued Stock Certificate number NU53515 (“NU51535” and, together with NU53516, the “Certificates”), representing 1,575,000 shares of Nord common stock that were purchased by the Trust in a private placement in December, 2000;

(d)	AST was instructed to issue NU53515 in the names of the Trustees on behalf of the Trust but erroneously issued the certificate to Stephen Seymour, Trustee of the Dan Seymour Trust No. 2;

(e)	Mr. Seymour and the Trust requested that AST issue the original NU53516 and reissue NU53515 in the proper name;

(f)	AST agreed to issue the Certificates, provided that Mr. Seymour and the Trust pay a bond fee of $44,772;

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(g)	AST agreed to waive the bond fee, provided Nord indemnified AST from all liability that may result from the reissuance of the Certificates; and

(h)

Nord has agreed to indemnify AST from all liability resulting from reissuing the Certificates, provided that Mr. Seymour and the Trust indemnify Nord, and Nord’s officers, directors, employees and agents, for any liability that it may incur under its indemnification agreement with AST.

SECTION 2 – Financial Information

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Settlement Agreement with Ronald TMD Acquisition Corporation

As described in more detail above under Item 1.01, Nord has entered into a Settlement Agreement with TMD Acquisition Corporation dated October 18, 2006, pursuant to which Nord has agreed to reimburse certain of the expenses incurred by TMD in the preservation of the Zinc Opportunity, in the aggregate amount of $365,000, and to assume certain accounts payable in the aggregate amount of $101,442 which TMD incurred in the preservation of the Zinc Opportunity.

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SECTION 8 – Other Events

Item 8.01           Other Events

The Annual Meeting of Stockholders of Nord was held on October 18, 2006 at 10:00 a.m. (Mountain Time). At the Annual Meeting, the stockholders adopted resolutions:

1.	To elect Ronald A. Hirsch, Stephen D. Seymour, Wade D. Nesmith, Douglas P. Hamilton and John F. Cook to Nord’s board of directors;

2.

To approve the grant of discretionary authority to Nord’s board of directors to amend Nord’s Amended Certificate of Incorporation to effect a reverse stock split of Nord’s issued and outstanding shares of common stock at a ratio within the range from one-for- two to one-for-six, at any time prior to Nord’s next annual meeting of stockholders;

3.	To approve an amendment to Nord’s Amended Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000;

4.	To approve Nord’s 2006 Stock Incentive Plan;

5.	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Nord has not yet taken any steps to: (a) effect a reverse stock split of Nord’s issued and outstanding shares of common stock; or (b) increase the number of authorized shares of common stock from 50,000,000 to 100,000,000. Nord’s board of directors has discretion to elect not to proceed with these changes.

The following officers have been appointed for the ensuring year:

Name	Title
Ronald Hirsch	Chairman of the Board
Erland Anderson	President and Chief Executive Officer
John Perry	Executive Vice President, Secretary, Treasurer and Chief Financial Officer

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01           Financial Statements and Exhibits

Exhibit No.	Exhibit
10.1
Third Amendment to the “Terms of Agreement, Option to Purchase the ‘Coyote Springs’ Property, Graham County, Arizona” among Nord Resources Corporation, Thornwell Rogers, South Branch Resources, LLC and MRGPEO, LLC dated October 17, 2006*

10.2
Second Amendment to the “Terms of Agreement, Option to Purchase the ‘Mimbres’ Property, Grant County, New Mexico” among Nord Resources Corporation, Thornwell Rogers, South Branch Resources, LLC and MRGPEO, LLC dated October 17, 2006*

10.3	Settlement Agreement dated October 18, 2006, between Nord Resources Corporation and TMD Acquisition Corporation*
10.4	Assignment Agreement dated October 18, 2006, between Nord Resources Corporation and TMD Acquisition Corporation*
10.5	Amended and Restated Waiver Agreement And Amendment of Employment Agreement between Nord Resources Corporation and Ronald Hirsch dated October 18, 2006*
10.6	Amendment of Employment Agreement between Nord Resources Corporation and Erland Anderson dated October 18, 2006*
10.7	Amendment of Executive Employment Agreement between Nord Resources Corporation and John Perry dated October 18, 2006*
10.8
Indemnification Agreement dated October 18, 2006 by Stephen Seymour, in his personal capacity, and by Stephen Seymour, Kathie Stevens and Louise Seymour, as Trustees U/A dated 7/27/82 FBO Louise Seymour, in favor of Nord Resources Corporation*

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORD RESOURCES CORPORATION

By
•	DATE: October 23, 2006		/s/John Perry
John Perry
Chief Financial Officer

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